                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): January 2, 2004
                              (December 31, 2003)

                         GUNDLE/SLT ENVIRONMENTAL, INC.
             (Exact name of registrant as specified in its charter)

        Delaware                        1-9307                  22-2731074
(State of Incorporation)       (Commission File Number)       (IRS Employer
                                                            Identification No.)

                           19103 Gundle Road
                             Houston, Texas 77073
              (Address of Registrant's principal executive offices)

                                 (281) 443-8564
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events ad Required FD Disclosure

     On December 31, 2003, Gundle/SLT Environmental, Inc. (the "Company") entered into a Plan and Agreement of Merger (the "Merger Agreement") with GEO Sub Corp., a Delaware corporation and GEO Holdings Corp., a Delaware corporation. GEO Sub Corp. is a wholly owned subsidiary of GEO Holdings Corp., and GEO Holdings Corp. is a newly formed entity indirectly controlled by Code Hennessy & Simmons LLC. The Company's board of directors unanimously approved the Merger Agreement and its submission to stockholders. In addition, on December 31, 2003, the holder of approximately 40% of the Company's common stock entered into a Voting Agreement pursuant to which they agreed to support the proposed merger (the "Voting Agreement").

     Under the Merger Agreement, each outstanding share of the Company's common stock will be converted into the right to receive $18.50 in cash, without interest. The Merger Agreement provides for the merger of GEO Sub Corp. with and into the Company, with the Company as the surviving corporation.

     The merger is conditioned upon, among other things: (i) the conclusion of certain related financing arrangements, (ii) approval by the holders of the Company's common stock, (iii) clearance under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any corresponding foreign antitrust laws, and (iv) other customary closing conditions.

     The Merger Agreement, press release and Voting Agreement are filed as exhibits hereto and are incorporated herein by reference. The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the provisions of the Merger Agreement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

       (c)  Exhibits

       Exhibit 2.1* Plan and Agreement of Merger of GEO Sub Corp. and Gundle/SLT Environmental, Inc. dated as of December 31, 2003 among GEO Sub Corp., GEO Holdings Corp. and Gundle/SLT Environmental, Inc.

       Exhibit 99.1 - Joint Press Release, dated December 31, 2003.

       Exhibit 99.2 - Voting Agreement dated December 31, 2003 between Wembley
                      Ltd and GEO Holdings Corp.

         * This Agreement omits certain exhibits and schedules, which will be provided to the Securities and Exchange Commission upon request.

                            [Signature page follows]

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     DATED this 2/nd/ day of January, 2004.

                                   GUNDLE/SLT ENVIRONMENTAL, INC.



                                   By:  /s/ Roger J. Klatt
                                       -----------------------------------------
                                         Roger J. Klatt,
                                         Executive Vice President and
                                         Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.    Description

2.1 Plan and Agreement of Merger of GEO Sub Corp. and Gundle/SLT Environmental, Inc. dated as of December 31, 2003 among GEO Sub Corp., GEO Holdings Corp. and Gundle/SLT Environmental, Inc.

99.1           Joint Press Release dated December 31, 2003.

99.2 Voting Agreement dated December 31, 2003 between Wembley Ltd. and GEO Holdings Corp.